Union Street Partners Value Fund

Class A Shares
(Ticker: USPVX)

Class C Shares
(Ticker: USPCX)

Advisor Class Shares
(Ticker: USPFX)

Supplement dated April 25, 2017 to the Prospectus dated January 30, 2017

The following replaces the sections entitled “Fees and Expenses of the Fund” and “Example” in their entirety on page 1 of the Prospectus.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the section “Distribution” in the Fund’s statement of additional information.

Shareholder Fees					Advisor
(fees paid directly from your investment)	Class A		Class C		Class
	Shares		Shares		Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None		None

Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None(1)		1.00%		None

Redemption Fee	None		None		None

Exchange Fee	None		None		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%		1.00%		1.00%

Distribution (12b-1) and Service Fees	0.25%		1.00%		None

Other Expenses(2)	0.54%		0.54%		0.54%

Shareholder Services Plan	0.05%		0.05%		0.05%

Total Annual Fund Operating Expenses	1.84%		2.59%		1.59%

Fee Waivers and/or Expense Reimbursements(3)	(0.24%	)	(0.24%	)	(0.24% )

Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(2)(3)	1.60%		2.35%		1.35%

(1)
With respect to certain purchases made without the imposition of a sales charge at the time of purchase, you may be charged a 1.00% contingent deferred sales charge on Class A Shares if you redeem your shares less than 1 year after you purchase them.

(2)
Other Expenses and Total Annual Fund Operating Expenses have been restated to reflect modifications to the fees provided for under the contractual service arrangements in place with the Fund’s administrator.

(3)
Union Street Partners, LLC (the “Adviser”) has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. Effective May 1, 2017, the Adviser entered into a written expense limitation agreement with the same exclusions as noted above, to an annual rate of 1.35% of the average daily net assets of the Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2018. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,098	$1,492	$2,591
Class C Shares	$438 (1)	$783	$1,354	$2,907
Advisor Class Shares	$137	$478	$843	$1,869
(1)	If you did not redeem your shares, your cost would be $238 for the one year period.

Additionally, the third paragraph under the section entitled “The Investment Adviser and the Sub-Adviser” on page 16 of the Prospectus is replaced in its entirety with the following:

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. Effective May 1, 2017, the Adviser entered into a written expense limitation agreement with the same exclusions as noted above, to an annual rate of 1.35% of the average daily net assets of the Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2018.

This supplement and the Prospectus provide the information a prospective investor should know about the Union Street Partners Value Fund and should be retained for future reference. A Statement of Additional Information, dated January 30, 2017, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund toll-free at (800) 673-0550.

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